EXHIBIT 4.4B

                        AMENDMENT NO. 1 dated as of November 27, 1998 (this
                  "Amendment"), to the Credit Agreement dated as of June 30, 1997 (the "Credit Agreement"), among PATHMARK STORES, INC. (the "Borrower"), the LENDERS party thereto (the "Lenders"), THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"), and CIBC INC. and CORESTATES BANK, N.A., as Co-Agents.

            A. The Lenders have extended credit to the Borrower and have agreed to extend credit to the Borrower, in each case on the terms and subject to the conditions set forth in the Credit Agreement.

            B. The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as provided herein.

            C. The Lenders are willing to agree to such amendments, on the terms and subject to the conditions set forth therein.

            D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

            (i) by inserting the following definition in the appropriate alphabetical order:

                  "'Permitted Other Dispositions Amount' shall mean (a) for the
            1998 Fiscal Year, $50,000,000, (b) for the 1999 Fiscal Year, $50,000,000 less the aggregate amount of Net Proceeds (up to but not exceeding $50,000,000) resulting during the 1998 Fiscal Year from dispositions referred to in clause (a)(iv) of the definition of the term "Prepayment Event" and (c) for each other Fiscal Year, $25,000,000."

            (ii)by (A) inserting the phrase "during any Fiscal Year" immediately following the phrase "other dispositions" in clause (a)(iv) of the definition of the term "Prepayment Event", (B) deleting the phrase "$25,000,000 during any Fiscal Year" in such clause and (C) inserting at the end of such clause immediately before the semicolon the words "the Permitted Other Dispositions Amount for such Fiscal Year".

            (b) Section 6.04(i) of the Credit Agreement is hereby amended by inserting the following at the end of such Section immediately before the period:

            "(provided that interest and dividends accreted, accrued or paid-in-kind on instruments or securities of another Person held or owned by the Borrower or a Subsidiary shall not increase the aggregate amount deemed invested by the Borrower or such Subsidiary in such instruments or securities and outstanding for purposes of this Section 6.04(i))".

            SECTION 2. Fees. Each Lender that delivers an executed counterpart of this Amendment prior to noon on the date this Amendment becomes effective shall receive from the Borrower an amendment fee equal to 0.125% of the sum of
(a) the aggregate principal amount of such Lender's Loans to the Borrower and
(b) the aggregate amount of such Lender's available Commitments. The Borrower shall pay, in immediately available funds, such amendment fees to the Administrative Agent for distribution to such Lenders on the date this Amendment becomes effective. Once paid, such fee shall not be refundable under any circumstances.

            SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

            (a) This Amendment is within the Borrower's corporate powers and has been duly authorized by all necessary corporate action. This Amendment has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

            (b) Before and after giving effect to this Amendment, the presentations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

            (c) Before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing or will result herefrom.

            SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders and (b) all fees and expenses payable to the Administrative Agent pursuant to Sections 2 and 9.

            SECTION 5. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.

            SECTION 6. Loan Document. This Amendment shall be a Loan Document for all purposes.

            SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

            SECTION 9. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.


            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                              PATHMARK STORES, INC.,

                                  by /s/ Frank Vitrano
                                     -------------------------------------------
                                     Name:  Frank Vitrano
                                     Title: Sr. VP, Treasurer & CFO


                              THE CHASE MANHATTAN BANK, individually, as
                              Issuing Bank and as Administrative Agent,

                                  by /s/ William P. Rindfuss
                                     -------------------------------------------
                                     Name:  William P. Rindfuss
                                     Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                AMENDMENT NO. 1,
                                                                     DATED AS OF
                                                               November 27, 1998

To approve the Amendment:

Name of Institution     AERIES FINANCE LTD.
                        ---------------------------------------------------
                        by

                               /s/ Andrew I. Wignall
                        ---------------------------------------------------
                        Name:  Andrew I. Wignall
                        Title: Director


Name of Institution     AG CAPITAL FUNDING PARTNERS, L.P.
                        ---------------------------------------------------
                        by Angelo, Gordon & Co., L.P. as Investment Adviser

                               /s/ Jeffrey H. Aronson
                        ---------------------------------------------------
                        Name:  JEFFREY H. ARONSON
                        Title: Managing Director


Name of Institution     CERES FINANCE LTD.
                        ---------------------------------------------------
                        by

                               /s/ John H. Cullinane
                        ---------------------------------------------------
                        Name:  John H. Cullinane
                        Title: Director


Name of Institution     CIBC INC.
                        ---------------------------------------------------
                        by

                               /s/ Katherine Bass
                        ---------------------------------------------------
                        Name:  Katherine Bass
                        Title: Executive Director
                               CIBC Oppenheimer Corp, AS AGENT

                                                               SIGNATURE PAGE TO
                                                                AMENDMENT NO. 1,
                                                                     DATED AS OF
                                                               November 27, 1998



To approve the Amendment:


Name of Institution     COMMERCIAL LOAN FUNDING TRUST I
                        --------------------------------------------------------
                        by Lehman Commercial Paper Inc. Not its Individual
                           Capacity but solely as Administrative Agent

                               /s/ Michele Swanson
                        --------------------------------------------------------
                        Name:  MICHELE SWANSON
                        Title: Authorized Signatory


Name of Institution     CypressTree Investment Partners I, Ltd., by CypressTree
                        Investment Management Company, Inc. as Portfolio Manager
                        --------------------------------------------------------
                        by

                               /s/ Timothy M. Barns
                        --------------------------------------------------------
                        Name:  TIMOTHY M. BARNS
                        Title: Managing Director


Name of Institution     DLJ CAPITAL FUNDING, INC.
                        --------------------------------------------------------
                        by

                               /s/ Howard Shams
                        --------------------------------------------------------
                        Name:  Howard Shams
                        Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                AMENDMENT NO. 1,
                                                                     DATED AS OF
                                                               November 27, 1998

To approve the Amendment: First Union Bank, as successor by acquisition to CoreStates Bank, N.A.

Name of Institution
                        --------------------------------------------------------
                        by

                               /s/ Thomas J. McDonnell
                        --------------------------------------------------------
                        Name:  Thomas J. McDonnell
                        Title: Vice President


Name of Institution     GENERAL ELECTRIC CAPITAL CORPORATION
                        --------------------------------------------------------
                        by

                               /s/ Janet K. Williams
                        --------------------------------------------------------
                        Name:  Janet K. Williams
                        Title: Duly Authorized Signatory


Name of Institution     GOLDMAN SACHS CREDIT PARTNERS L.P.
                        --------------------------------------------------------
                        by

                               /s/ Stephen B. King
                        --------------------------------------------------------
                        Name:  Stephen B. King
                        Title: Authorized Signatory


Name of Institution     KZH CNC LLC
                        --------------------------------------------------------
                        by

                               /s/ Virginia Conway
                        --------------------------------------------------------
                        Name:  Virginia Conway
                        Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                                AMENDMENT NO. 1,
                                                                     DATED AS OF
                                                               November 27, 1998

To approve the Amendment:

Name of Institution     KZH CYPRESSTREE-i LLC.
                        --------------------------------------------------------
                        by

                               /s/ Virginia Conway
                        --------------------------------------------------------
                        Name:  Virginia Conway
                        Title: Authorized Agent


Name of Institution     KZH PAMCO LLC
                        --------------------------------------------------------
                        by

                               /s/ Virginia Conway
                        --------------------------------------------------------
                        Name:  Virginia Conway
                        Title: Authorized Agent


Name of Institution     MERRILL LYNCH PRIME RATE PORTFOLIO
                        --------------------------------------------------------
                        by Merrill Lynch Asset Management, L.P., as
                             Investment Advisor

                               /s/ Paul Travers
                        --------------------------------------------------------
                        Name:  Paul Travers
                        Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                                AMENDMENT NO. 1,
                                                                     DATED AS OF
                                                               November 27, 1998

To approve the Amendment:

Name of Institution     METROPOLITAN LIFE INSURANCE COMPANY
                        --------------------------------------------------------
                        by

                               /s/ James R. Dingler
                        --------------------------------------------------------
                        Name:  James R. Dingler
                        Title: Director


Name of Institution     THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                        --------------------------------------------------------
                        by

                               /s/ Jerome R. Baier
                        --------------------------------------------------------
                        Name:  Jerome R. Baier
                        Title: Its Authorized Representative


Name of Institution     PAM CAPITAL FUNDING, L.P.
                        --------------------------------------------------------
                        by Highland Capital Management as Collateral Manager

                               /s/ Mark K. Okada
                        --------------------------------------------------------
                        Name:  Mark K. Okada CFA
                        Title: Executive Vice President
                               Highland Capital Management L.P.


Name of Institution     PAMCO CAYMAN LTD.
                        --------------------------------------------------------
                        by Highland Capital Management as Collateral Manager

                               /s/ Mark K. Okada
                        --------------------------------------------------------
                        Name:  Mark K. Okada CFA
                        Title: Executive Vice President
                               Highland Capital Management L.P.

                                                               SIGNATURE PAGE TO
                                                                AMENDMENT NO. 1,
                                                                     DATED AS OF
                                                               November 27, 1998

To approve the Amendment:

Name of Institution     PILGRIM HIGH INCOME INVESTMENTS LTD.
                        --------------------------------------------------------
                        by Pilgrim Investments, Inc. as its Investment Manager

                               /s/ Michel Prince
                        --------------------------------------------------------
                        Name:  Michel Prince, CFA
                        Title: Vice President


Name of Institution     PILGRIM PRIME RATE TRUST
                        --------------------------------------------------------
                        by Pilgrim Investments, Inc. as its Investment Manager

                               /s/ Michel Prince
                        --------------------------------------------------------
                        Name:  MICHEL PRINCE, CFA
                        Title: VICE PRESIDENT


Name of Institution     PNC BANK, N.A.
                        --------------------------------------------------------
                        by

                               /s/ Michael Richards
                        --------------------------------------------------------
                        Name:  Michael Richards
                        Title: Vice President


Name of Institution     STRATA FUNDING LTD.
                        --------------------------------------------------------
                        by

                               /s/ John H. Cullinane
                        --------------------------------------------------------
                        Name:  John H. Cullinane
                        Title: Director

                                                               SIGNATURE PAGE TO
                                                                AMENDMENT NO. 1,
                                                                     DATED AS OF
                                                               November 27, 1998

To approve the Amendment:

Name of Institution     SUMMIT BANK
                        --------------------------------------------------------
                        by

                               /s/ Edward M. Tessalone
                        --------------------------------------------------------
                        Name:  Edward M. Tessalone
                        Title: Vice President


Name of Institution     TORONTO DOMINION (TEXAS), INC.
                        --------------------------------------------------------
                        by

                               /s/ Anne C. Favoriti
                        --------------------------------------------------------
                        Name:  Anne C. Favoriti
                        Title: Vice President


Name of Institution     TRANSAMERICA BUSINESS CREDIT CORPORATION
                        --------------------------------------------------------
                        by

                               /s/ Perry Vavoules
                        --------------------------------------------------------
                        Name:  Perry Vavoules
                        Title: Senior Vice President


Name of Institution     VAN KAMPEN AMERICAN CAPITAL PRIME
                        RATE INCOME TRUST
                        --------------------------------------------------------
                        by

                               /s/ Jeffrey W. Maillet
                        --------------------------------------------------------
                        Name:  Jeffrey W. Maillet
                        Title: Senior Vice President & Director

                                                               SIGNATURE PAGE TO
                                                                AMENDMENT NO. 1,
                                                                     DATED AS OF
                                                               November 27, 1998

To approve the Amendment:

Name of Institution     VAN KAMPEN CLO I, LIMITED
                        --------------------------------------------------------
                        by Van Kampen American Capital Management Inc.,

                               /s/ Jeffrey W. Maillet
                        --------------------------------------------------------
                        Name:  Jeffrey W. Maillet
                        Title: Senior Vice President & Director